Exhibit 10.2

CONSOLIDATED COMMITMENT INCREASE AGREEMENT

This Commitment Increase Agreement (the “Agreement”) is made as of the 27th day of March 2009 by each of BANK OF AMERICA, N.A.; BANK OF OKLAHOMA, N.A.; BRANCH BANKING AND TRUST COMPANY; CAPITAL ONE, N.A.; COMERICA BANK; PNC BANK, NATIONAL ASSOCIATION; ROYAL BANK OF CANADA; and UNION BANK, N.A. (each an “Increasing Lender”).

Background

Reference is made to the Amended and Restated Credit Agreement dated as of August 5, 2008 by and among PVR FINCO LLC (the “Borrower”), the Guarantors now or hereafter party thereto, the Lenders now or hereafter party thereto, and PNC BANK, NATIONAL ASSOCIATION, as agent for itself and the other Lenders thereunder (the “Agent”), as amended by that First Amendment thereto dated as of March 27, 2009 (as the same has been and may be amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Capitalized terms defined in the Credit Agreement are used herein as defined therein.

Agreement

In consideration of the Lenders’ permitting each Increasing Lender to increase its Commitment pursuant to this Agreement, such Increasing Lender, the Borrower and the Agent, intending to be legally bound hereby, agree that, except as set forth below, effective as of the date hereof, such Increasing Lender shall increase its Commitment by the amount indicated in the column labeled “Increase” opposite its name on the grid below so that its total Commitment shall be the amount indicated in the column labeled “Total Commitment” opposite its name in the grid below. Each Increasing Lender hereby acknowledges that it has heretofore received a new Note in the amount of the Commitment as increased as set forth opposite its name below and such Increasing Lender will endeavor to return its prior Note to the Borrower for cancellation.

Lender	Increase	Total Commitment
BANK OF AMERICA, N.A.	$10,000,000	$65,000,000
BANK OF OKLAHOMA, N.A.	$5,000,000	$30,000,000
BRANCH BANKING AND TRUST COMPANY	$10,000,000	$65,000,000
CAPITAL ONE, N.A.	$15,000,000	$35,000,000
COMERICA BANK	$5,000,000	$30,000,000
PNC BANK, NATIONAL ASSOCIATION	$10,000,000	$70,000,000
ROYAL BANK OF CANADA	$10,000,000	$70,000,000
UNION BANK, N.A.	$10,000,000	$60,000,000

Reference is made to Section 2.10.1 [Increasing Lenders and New Lenders] of the Credit Agreement. Schedule 1.1(B) hereto sets forth the Commitments of each Increasing Lender and each of the other Lenders after giving effect to the increase on the date hereof. Schedule 1.1(B) to the Credit Agreement is being amended and restated effective on the date hereof to read as set forth on Schedule 1.1(B) hereto. Schedule 1 hereto lists as of the date hereof the amount of Loans under each outstanding Borrowing Tranche. Notwithstanding the foregoing, if the Ratable Shares of any of the Lenders change on the date hereof, the Borrower shall repay all outstanding Loans to which either the Base Rate Option or the Euro-Rate Option applies and simultaneously reborrow a like amount of Loans under each such Interest Rate Option from the Lenders (including each Increasing Lender) according to their Ratable Shares set forth on attached Schedule 1.1(B) and shall be subject to breakage fees and other indemnities provided in Section 4.6.2 [Indemnity].

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE - COMMITMENT INCREASE AGREEMENT]

IN WITNESS WHEREOF, each Increasing Lender has duly executed and delivered this Agreement as of the date and year first above written.

BANK OF AMERICA, N.A.

By:	/s/ ADAM H. FEY
Name:	Adam H. Fey
Title:	Vice President

BANK OF OKLAHOMA, N.A.

By:	/s/ JASON B. WEBB
Name:	Jason B. Webb
Title:	Vice President

BRANCH BANKING AND TRUST COMPANY

By:	/s/ HUGH FERGUSON
Name:	Hugh Ferguson
Title:	Senior Vice President

CAPITAL ONE, N.A.

By:	/s/ PETER SHEN
Name:	Peter Shen
Title:	Assistant Vice President

COMERICA BANK

By:	/s/ PETER L. SEFZIK
Name:	Peter L. Sefzik
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

ROYAL BANK OF CANADA

By:	/s/ DON J. MCKINNERNEY
Name:	Don J. McKinnerney
Title:	Authorized Signatory

UNION BANK, N.A.

By:	/s/ JONATHAN BIGELOW
Name:	Jonathan Bigelow
Title:	Vice President

[ACKNOWLEDGEMENT TO COMMITMENT INCREASE AGREEMENT]

ACKNOWLEDGED AND AGREED TO:

BORROWER:

PVR FINCO LLC

By:	/s/ NANCY M. SNYDER	(SEAL)
Name:	Nancy M. Snyder
Title:	Vice President

AGENT:

PNC BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ RICHARD C. MUNSICK
Name:	Richard C. Munsick
Title:	Senior Vice President

JOINDER

The undersigned Guarantors hereby (i) join in the foregoing Commitment Increase Agreement for the purposes stated therein and acknowledge their continuing obligations under the Guarantee Agreement, dated as of August 5, 2008, and executed and delivered in favor of the Agent and the Lenders, and (ii) acknowledge and agree that its Guaranty remains in full force and effect with respect to all Obligations.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Joinder as of the day and year first above written.

GUARANTORS:

PENN VIRGINIA OPERATING CO., LLC
CONNECT GAS GATHERING, LLC
CONNECT ENERGY SERVICES, LLC
CONNECT GAS PIPELINE LLC
CONNECT NGL PIPELINE, LLC
DULCET ACQUISITION LLC
FIELDCREST RESOURCES LLC
K RAIL LLC
LOADOUT LLC
PVR CHEROKEE GAS PROCESSING LLC
PVR EAST TEXAS GAS PROCESSING, LLC
PVR NORTH TEXAS GAS GATHERING, LLC
PVR GAS PIPELINE, LLC
PVR GAS PROCESSING LLC
PVR HAMLIN, LLC
PVR HYDROCARBONS LLC
PVR MIDSTREAM LLC
PVR GAS RESOURCES, LLC
PVR NATURAL GAS GATHERING LLC
PVR LAVERNE GAS PROCESSING, LLC
PVR OKLAHOMA NATURAL GAS GATHERING LLC
SUNCREST RESOURCES LLC
TONEY FORK LLC

By:	/s/ NANCY M. SNYDER	(SEAL)
Name:	Nancy M. Snyder
Title:	Vice President

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

By:	/s/ NANCY M. SNYDER	(SEAL)
Name:	Nancy M. Snyder
Title:	Vice President

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS

Part 1 - Commitments of Lenders and Addresses for Notices to Lenders

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Bank of America, N.A.	$65,000,000.00	8.125000000%
Address:	IL-231-10-35
231 S La Salle Street
Chicago, Illinois 60604
Attention:	Adam Fey
312-828-1462
312-974-4970 (fax)
adam.h.fey@bankofamerica.com
Administrative Contact
Address:	MA5-100-10-01
100 Federal Street
Boston, Massachusetts 02110
Attention:	Bukola Ajanaku
Telephone:	(617) 434-3340
Telecopy:	(617) 434-7559
Email:	bukola.o.ajanaku@bankofamerica.com

Name:	Bank of Oklahoma, N.A.	$30,000,000.00	3.750000000%
Address:	One Williams Center, 8th Floor
Tulsa, Oklahoma 74172
Attention:	Jason B. Webb
Telephone:	(918) 588-6771
Telecopy:	(918) 588-6880
Email:	j.webb@bokf.com
Administrative Contact
Address:	One Williams Center, 8th Floor
Tulsa, Oklahoma 74172
Attention:	Julie Elliott
Telephone:	(918) 588-6096
Telecopy:	(918) 588-6880
Email:	jelliott@bokf.com

Name:	Barclays Bank Plc	$25,000,000	3.125000000%
Address:	745 7th Avenue, 21st Floor
New York, NY 10119
Attention:	Maria Lund
Telephone:	(212) 526-1456
Telecopy:	(212) 526-5115
Email:	maria.lund@barcap.com
Administrative Contact
Address:	70 Hudson Street
Jersey City, NJ 07302
Attention:	Simone Brathwaite
Telephone:	(201) 499-5042
Telecopy:	(201) 499-3086
Email:	simone.brathwaite@barcap.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	BMO Capital Markets Financing, Inc.	$25,000,000.00	3.125000000%
Address:	700 Louisiana, Suite 4400
Houston, Texas 77002
Attention:	Gumaro Tijerina
Telephone:	(713) 546-9744
Telecopy:	(713) 223-4007
Email:	gumaro.tijerina@bmo.com
Operations Contact
Address:	1st Canadian Place, 19th Floor
Toronto, Ontario Canada
M5X 1AA
Attention:	Maria Tan
Telephone:	(416) 867-6983
Telecopy:	(416) 867-4050
Email:	maria.tan@bmo.com

Name:	BNP Paribas	$55,000,000.00	6.875000000%
Address:	Suite 3100
1200 Smith Street
Houston, Texas 77002
Attention:	Mark Cox
Telephone:	(713) 982-1100
Telecopy:	(713) 659-6915
Loan Operations
Address:	919 Third Avenue
New York, New York 10022
Primary Contact:
Attention:	Tammy Papadeas
Telephone:	(212) 471-6361
Telecopy:	(212) 726-8009
Email:	tammy.papadeas@americas.bnpparibas.com
Secondary Contact:
Attention:	Cheryl Guerra
Telephone:	(212) 471-6331
Telecopy:	(212) 726-8009
Email:	cheryl.guerra@americas.bnpparibas.com

Name:	Branch Banking and Trust Company	$65,000,000.00	8.125000000%
Address:	233 Wyndale Road
Abingdon, Virginia 24210
Attention:	Hugh Ferguson
Telephone:	(276) 739-7955
Telecopy:	(276) 739-7958
Email:	wferguson@bbandt.com
Administrative Contact
Address:	233 Wyndale Road
Abingdon, Virginia 24210
Attention:	Karen Yates
Telephone:	(276) 739-7950
Telecopy:	(276) 739-7958
Email:	kyates@bbandt.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Capital One, N.A.	$35,000,000.00	3.750000000%
Address:	201 St. Charles Avenue, 29th Floor
New Orleans, Louisiana 70130
Attention:	Nancy Moragas
Telephone:	(504) 533-2863
Telecopy:	(504) 533-5434
Email:	nancy.moragas@capitalonebank.com
Administrative Contact:
Address:	5718 Westheimer Road, Suite 1430
Houston, Texas 77057
Attention:	De Shonne Druhet
Telephone:	(713) 435-5027
Telecopy:	(713) 435-5106
E-Mail:	deshonne.druhet@capitalonebank.com

Name:	Comerica Bank	$30,000,000.00	4.3750000000%
Address:	1717 Main Street, 4th Floor
Comerica Bank Tower
Dallas, Texas 75201
Attention:	Peter L. Sefzik
Telephone:	(214) 462-4346
Telecopy:	(214) 462-4240
Email:	plsefzik@comerica.com
Administrative Contact
Address:	P.O. Box 7500
Detroit, Michigan 48275
Attention:	Barbara Wantin/CLS
Telephone:	(734) 632-3052
Telecopy:	(734) 632-2993
Email	bawantin@comerica.com

Name:	Fortis Capital Corp.	$30,000,000.00	3.750000000%
Address:	Suite 1400
15455 North Dallas Parkway
Addison, Texas 75001
Attention:	Deirdre Sanborn
Telephone:	(214) 953-9304
Telecopy:	(214) 754-5982
Email:	Deirdre.sanborn@us.fortis.com
Administrative Contact
Address:	101 Hudson 21st Floor
Jersey City, New Jersey 07302
Attention:	Laurie Peden
Telephone:	(201) 631-8335
Telecopy:	(201) 631-8181
Email:	laurie.albright@us.fortis.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name	JPMorgan Chase Bank, N.A.	$40,000,000.00	5.000000000%
Address:	Mail Stop: TX2-4375
910 Travis Street
Houston, Texas 77002
Attention:	Jeanie Gonzalez
Telephone:	(713) 751-6174
Telecopy:	(713) 751-3982
Email:	jeanie_gonzalez@bankone.com
Loan Operations
Address:	Suite IL1-0010
131 S. Dearborn - 5th Floor
Chicago, Illinois 60603
Attention:	Victor Perez
Telephone:	(312) 385-7066
Telecopy:	(312) 385-7095
Email:	victor_perez@bankone.com

Name:	PNC Bank, National Association	$70,000,000.00	8.750000000%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222
Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571
Administrative Contact
Address:	Firstside Center, 4th Floor
500 First Avenue
Pittsburgh, Pennsylvania 15219
Attention:	Rini Davis
Telephone:	(412) 762-7638
Telecopy:	(412) 762-8672
Email:	rini.davis@pncbank.com

Name:	Royal Bank of Canada	$70,000,000.00	8.750000000%
Address:	5700 Williams Tower
2800 Post Oak Boulevard
Houston, Texas 77056
Attention:	Jason York
Telephone:	(713) 403-5679
Telecopy:	(713) 403-5624
Email:	jason.york@rbccm.com
Operations
Address:	One Liberty Plaza, 3rd Floor
New York, New York 10006
Attention:	Compton Singh
Telephone:	(212) 428-6332
Telecopy:	(212) 428-2372
Email:	compton.singh@rbccm.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	Société Générale	$50,000,000.00	6.250000000%
Address:	1111 Bagby, Suite 2020
Houston, Texas 77002
Attention:	Elena Robciuc
Telephone:	(713) 759-6316
Telecopy:	(713) 650-0824
Email:	elena.robciuc@sgcib.com
Administrative Contact
Address:	Loan Servicing Group
480 Washington Blvd. - 20th Floor
Jersey City, New Jersey 07310
Attention:	Annette Megargel
Telephone:	(201) 839-8450
Telecopy:	(201) 839-8117
Email:	annette.megargel@sgcib.com
Telephone:	(201) 839-8450
Telecopy:	(201) 839-8115
Email:	annette.megargel@sgcib.com

Name:	TD Bank, N.A.	$40,000,000.00	5.000000000%
Address:	2005 Market Street, 2nd floor
Philadelphia, Pennsylvania 19103
Attention:	Gary R. Martz
Telephone:	215.282.2799
Telecopy:	215.282.4032
Email:	gary.martz@yesbank.com
Administrative Contact
Address:	6000 Atrium Way
Mt. Laurel, New Jersey 08054
Attention:	Alison Wertz
Telephone:	(856) 533-4683
Telecopy:	(856) 533-4879
Email:	Investor.Processing@yesbank.com
Samuel B. Miles, IV, Vice President
Address:	2059 Springdale Road
Cherry Hill, New Jersey 08003
Telephone:	(856) 470-5204
Telecopy:	(856) 470-5212
Email:	smiles@yesbank.com

Name:	U.S. Bank National Association	$25,000,000.00	3.125000000%
Address:	950 17th Street, 8th Floor
DNCOT8E
Denver, Colorado 80202
Attention:	Justin Alexander
Telephone:	(303) 585-4201
Telecopy:	(303) 585-4362
Email:	justin.alexander@usbank.com
Administrative Contact
Address:	555 SW Oak, PD-OR-P7LS
Portland, OR 97208
Attention:	Tony Wong
Telephone:	(503) 275-3252
Telecopy:	(503) 973-6900
Email:	tony.wong@usbank.com

Lender		Amount of Commitment for Revolving Credit Loans	Ratable Share
Name:	UBS Loan Finance LLC	$30,000,000.00	3.750000000%
Address:	677 Washington Boulevard
Stamford, Connecticut 06901
Attention:	Iris Choi
Telephone:	(203) 719-0678
Telecopy:	(203) 719-3888
Email:	iris.choi@ubs.com

Name:	Union Bank, N.A.	$60,000,000.00	7.500000000%
Address:	Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, California 90071
Attention:	Robert Olson
Telephone:	(213) 236-7407
Telecopy:	(213) 236-4096
Email:	robert.olson@uboc.com
Administrative Contact
Address:	Energy Capital Services
445 S. Figueroa Street, 15th Floor
Los Angeles, California 90071
Attention:	Jonathan Bigelow
Telephone:	(213) 236-4246
Telecopy:	(213) 236-4096
Email:	jonathan.bigelow@uboc.com

Name:	Wachovia Bank, N.A.	$55,000,000.00	6.875000000%
Address:	Mailcode: VA7440
201 S. Jefferson Street
Roanoke, Virginia 24011
Attention:	Jonathan R. Richardson
Telephone:	(540) 563-7691
Telecopy:	(540) 563-6320
Email:	jonathan.richardson@wachovia.com
Administrative Contact
Address:	Mailcode: NC1183
201 S. College Street
Charlotte, North Carolina 28244-0002
Attention:	Roshenna Smith
Telephone:	(704) 374-6171
Telecopy:	(704) 715-0099
Email:	roshenna.smith@wachovia.com

	TOTAL	$800,000,000	100%

SCHEDULE 1.1(B)

COMMITMENTS OF LENDERS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrower and Guarantors:

AGENT:

Name	PNC BANK, NATIONAL ASSOCIATION
Address:	P1-POPP-03-3
One PNC Plaza - 3rd Floor
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:	Richard C. Munsick
Telephone:	(412) 762-4299
Telecopy:	(412) 762-2571

BORROWER:

Name	PVR FINCO LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

GUARANTORS:

Name	CONNECT ENERGY SERVICES, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	CONNECT GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	CONNECT GAS PIPELINE LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	CONNECT NGL PIPELINE, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	DULCET ACQUISITION LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	FIELDCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	K RAIL LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	LOADOUT LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PENN VIRGINIA OPERATING CO., LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PENN VIRGINIA RESOURCE PARTNERS, L.P.
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR CHEROKEE GAS PROCESSING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR EAST TEXAS GAS PROCESSING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS PIPELINE, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS PROCESSING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR GAS RESOURCES, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HAMLIN, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR HYDROCARBONS LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR LAVERNE GAS PROCESSING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR MIDSTREAM LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR NATURAL GAS GATHERING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR NORTH TEXAS GAS GATHERING, LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	PVR OKLAHOMA NATURAL GAS GATHERING LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	SUNCREST RESOURCES LLC
Address:	Three Radnor Corporate Center - Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President and Chief Financial Officer
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

Name	TONEY FORK LLC
Address:	Three Radnor Corporate Center – Suite 300
100 Matsonford Road
Radnor, Pennsylvania 19087
Attention:	Frank A. Pici, Vice President
Telephone:	(610) 687-8900
Telecopy:	(610) 687-3688
Email:	frank.pici@pennvirginia.com

SCHEDULE 1

OUTSTANDING BORROWING TRANCHES

1. $590,100,000 of Loans subject to the Base Rate Option.

2. Letter of Credit numbered 00247008-00 in the amount of $1,600,000 in favor of Travelers Casualty & Surety, which will expire on March 31, 2010.